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EXHIBIT 99.1

CNH CAPITAL LLC
LETTER OF TRANSMITTAL
Offer to Exchange
$500,000,000 6.250% Notes due 2016
that have been registered under
the Securities Act of 1933, as amended
(CUSIP No. 12623EAB7)
for
$500,000,000 6.250% Notes due 2016
that have not been registered under the Securities Act of 1933, as amended
(CUSIP Nos. U17434AA6, 12623EAA9)
Pursuant to the Prospectus dated                              , 2012
The Exchange Offer and Withdrawal Rights Will Expire
at 5:00 p.m., New York City Time,
on                              , 2012, Unless Extended

The Exchange Agent (the "Exchange Agent") for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:
WELLS FARGO BANK, NATIONAL ASSOCIATION Corporate Trust Operations MAC Code: N9303-121 P.O. Box 1517 Minneapolis, MN 55480	WELLS FARGO BANK, NATIONAL ASSOCIATION Corporate Trust Operations MAC Code: N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479

In Person by Hand Only:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Corporate Trust Services
Northstar East Building—12th Floor
608 Second Avenue South
Minneapolis, MN 55402

By Facsimile (for Eligible Institutions only):

(612) 667-6282

For Information or Confirmation by Telephone:

(800) 344-5128

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute valid delivery.

        This Letter of Transmittal is being furnished by CNH Capital LLC (the "Company") in connection with its offer to exchange its newly issued 6.250% Notes due 2016 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like amount of its 6.250% Notes due 2016 (the "Old Notes") that were issued and sold in a transaction exempt from registration under the Securities Act pursuant to the Indenture, dated as of November 4, 2011, by and among the Company, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (the "Trustee").

        The Company has prepared and delivered to holders of the Old Notes a Prospectus dated                    , 2012 (as the same may be amended or supplemented from time to time, the "Prospectus"). The Prospectus and this Letter of Transmittal together constitute the Company's offer (the "Exchange Offer").

        For each Old Note accepted for exchange, the holder will receive a New Note having a principal amount equal to that of the surrendered Old Note. The form and terms of the New Notes will be the same in all material respects as the form and terms of the Old Notes, except that the New Notes will be registered under the Securities Act and therefore will not bear legends restricting their transfer. The New Notes will evidence the same debt as the Old Notes and will be issued pursuant to, and entitled to the benefits of, the indenture pursuant to which the Old Notes were issued. Old Notes that are accepted for exchange will be cancelled and retired.

        Interest on each New Note will accrue from the last interest payment date on which interest was paid on the Old Note surrendered in exchange thereof. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment of interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the Exchange Offer.

        The Exchange Offer will expire at 5:00 p.m., New York City time, on                    , 2012 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended. The Exchange Offer will be open for not less than 20 business days (or longer if required by applicable law) and not more than 30 business days after the date notice of the registered exchange offer is mailed to the holders of the Old Notes.

        This Letter of Transmittal is to be completed by a holder (a) if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), and an Agent's Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer—Guaranteed Delivery Procedures."

        Holders of Old Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Old Notes into the Exchange Agent's account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. See Instructions 1 and 3. Holders of Old Notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term "Agent's Message" means, with respect to any tendered Old Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Old Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF

TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (800) 344-5128 OR AT ITS ADDRESS SET FORTH ABOVE.

        Holders who wish to tender their Old Notes must complete Box 1, Box 2 and Box 4 and must sign this Letter of Transmittal in Box 4.

 BOX 1

TENDER OF OLD NOTES

☐
CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED OLD NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

        IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:

Transaction Code Number:

        List below the Old Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in a minimum denomination of $2,000 and in integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

BOX 2
DESCRIPTION OF OLD NOTES TENDERED
Name(s) and address(es) of registered holder(s), exactly as name(s) appear(s) on Old Notes, or on a security position	Series and CUSIP number of Old Notes	Certificate number(s) of Old Notes*	Aggregate principal amount represented by certificate(s)	Aggregate principal amount tendered**

*
DOES NOT need to be completed if Old Notes are tendered by book-entry transfer.

**
Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Old Notes represented by tendered certificates. See Instruction 1.

        If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Old Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Old Notes.

BOX 3

SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2 AND 3)

        Complete the information in the blanks below this paragraph ONLY if (1) either (a) the New Notes issued in exchange for Old Notes tendered hereby, or (b) the Old Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled "Description of Old Notes Tendered" within this Letter of Transmittal, or if (2) either (a) the New Notes that are delivered by book-entry transfer or (b) the Old Notes delivered by book-entry transfer which are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled "Tender of Old Notes."

☐	Issue New Notes or return unexchanged Old Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
☐ Credit New Notes or unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

        Complete the following only if certificates for New Notes or for unexchanged Old Notes are to be sent to someone other than the person named above or to that person at an address other than that shown in Box 2 entitled "Description of Old Notes Tendered."

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 herein)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned is a holder of 6.250% Notes due 2016 (the "Old Notes") issued by CNH Capital LLC (the "Company") under the Indenture, dated as of November 4, 2011 (the "Indenture"), by and among the Company, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (the "Trustee").

        The undersigned acknowledges receipt of the Prospectus dated                    , 2012 (the "Prospectus") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $500,000,000 of its newly issued 6.250% Notes due 2016 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like amount of its Old Notes that were issued and sold in a transaction exempt from registration under the Securities Act.

        The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the series and principal amount of Old Notes indicated in Box 2 above entitled "Description of Old Notes Tendered" under the column headings "Series and CUSIP Number of Old Notes" and "Aggregate Principal Amount Tendered" (or, if no principal amount is indicated therein, with respect to the entire aggregate principal amount represented by each series of Old Notes described in that table). The undersigned acknowledges and agrees that Old Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Old Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints Wells Fargo Bank, National Association (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of such Old Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        If the undersigned is not the registered holder of the Old Notes listed in Box 2 above labeled "Description of Old Notes Tendered" under the column headings "Series and CUSIP Number of Old Notes" and "Aggregate Principal Amount Tendered" or such registered holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Old Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal. The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and that when those Old Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and those Old Notes will not be subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

        The undersigned acknowledges and agrees that a tender of Old Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned understands that the Exchange Offer will expire at 5:00 p.m., New York City time, on                    , 2012, unless extended by the Company in its sole discretion or earlier terminated (the "Expiration Date").

        No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Old Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer—Withdrawal of Tenders" in the Prospectus.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that, unless you are a broker-dealer or an affiliate of the Company, the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the New Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, is a broker-dealer or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC, including the position set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) and the Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991), as interpreted in the no-action letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (c) in the European Economic Area, will not make an offer or sale which will require the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive. In addition, any such resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act.

        Any broker-dealer that resells the New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of New Notes may be deemed to be an "underwriter" within the meaning of the Securities Act. Accordingly, each broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a Prospectus in connection with any resale of such New Notes.

        Old Notes properly tendered and not withdrawn will be accepted promptly after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the New Notes promptly following expiration of the Exchange Offer. The Exchange Offer is subject to certain conditions, as more particularly set forth in the Prospectus. See "The Exchange Offer—Conditions of the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Old Notes tendered hereby. In that event, the Old Notes not accepted for exchange will be promptly returned to the undersigned at the address shown in Box 2, "Description of Old Notes Tendered," unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions."

        Unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange, and that the New Notes with respect to Old Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Old Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

        In the event that Box 3, "Special Issuance/Delivery Instructions," is completed, the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange, and that the New Notes with respect to Old Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Old Notes, be credited to the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Old Notes from the names of the registered holder(s) thereof or to issue any New Notes in the name(s) of anyone other than the name(s) of the Old Notes in respect of which those New Notes are issued, if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the applicable Indenture to transfer Old Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

        For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

(Include Zip Code)

        If the undersigned is not a broker-dealer, the undersigned represents that: (i) the undersigned is acquiring the New Notes in the ordinary course of the undersigned's business; (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution of the Old Notes or the New Notes; (iii) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, or if the undersigned is an affiliate of the Company, that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; (iv) the undersigned is not engaged in, and does not intend to engage in, the distribution of the New Notes; (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is prohibited by any law or policy from participating in the Exchange Offer, (vi) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledges and agrees that, if it is located in a member state of the European Economic Area which has implemented Directive 2003/71/EC (the "Prospectus Directive"), it is either (x) a legal entity authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities or (y) a legal entity which has two or more of: (a) an average of at least 250 employees during the last financial year; (b) a total balance sheet of more than €43,000,000; and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts and that, in each case, it will not make any offer which will require the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive, (vii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledges and agrees that it is not located or resident in the United Kingdom or, if it is located or resident in the United Kingdom, it is a person falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order") or within Article 43(2) of the Order, or to whom this Letter of Transmittal or the accompanying Prospectus may lawfully be communicated in accordance with the order and (viii) the undersigned is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing clauses (i) through (vii). If the undersigned is a broker-dealer that will receive the New Notes for its own account in exchange for any Old Notes acquired by it as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the New Notes. By so acknowledging and by delivering a copy of the Prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

 BOX 4

PLEASE SIGN HERE
(To be completed by all tendering holders of Old Notes regardless of whether Old Notes are being physically delivered herewith)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the series and principal amount of the Old Notes listed in Box 2 above labeled "Description of Old Notes Tendered" under the column headings "Series and CUSIP Number of Old Notes" and "Aggregate Principal Amount Tendered" (or if no principal amount is indicated therein, with respect to the entire aggregate principal amount represented by each series of Old Notes described in that box).

        This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Old Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
(SEE GUARANTEE REQUIREMENT BELOW)

Dated

Name(s)
(Please Print)

Capacity (Full Title)

Area Code and Telephone No.

Tax Identification or Social Security No.

SIGNATURE GUARANTEE
(IF REQUIRED—SEE INSTRUCTIONS 2 AND 3)

Authorized Signature:

Name of Firm:

(Place Seal Here)

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used if (a) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

        To validly tender Old Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of Old Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Old Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by an Eligible Institution (as defined below), (b) the Exchange Agent must have received from the Eligible Institution, prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, facsimile transmission or otherwise, including through DTC's system and procedures), and (c) the certificates for all physically delivered Old Notes in proper form for transfer or confirmation of the book-entry of such Old Notes into the Exchange Agent's account at DTC, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

        As used herein, "Eligible Institution" means a firm which is a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR OLD NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, THE COMPANY RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Old Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Old

Notes. The interpretation by the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Old Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Old Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

        2.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If the registered holders of the Old Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, no endorsements of the Old Notes or separate instruments of transfer are required unless Old Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Old Notes or instruments of transfer must be guaranteed by an Eligible Institution.

        This Letter of Transmittal and Old Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

        If this Letter of Transmittal is signed other than by the registered holder(s) of the Old Notes tendered hereby, such Old Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Old Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Old Notes and signatures on those Old Notes or instruments of transfer and proxy are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

        3.    Signature Guarantees.    No signature guarantee on this Letter of Transmittal is required if (a) the Old Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) that has not completed Box 3 entitled "Special Issuance/Delivery Instructions" in this Letter of Transmittal, or (b) the Old Notes are tendered for the account of a firm that is an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if New Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by an Eligible Institution. See Instructions 1 and 2.

        4.    Transfer Taxes.    Except as set forth in this Instruction 4, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Old Notes to it, or to its order, pursuant to the Exchange Offer. If New Notes are to be issued or delivered to, or if Old Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        5.    Withdrawal Rights.    Old Notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless earlier accepted. For the withdrawal of a tender to be effective, a written, facsimile or other electronically transmitted notice of withdrawal (acceptable to the Exchange Agent), including through DTC's system and procedures must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date, unless earlier accepted. Any notice of withdrawal must (a) specify the name of the person who tendered the Old Notes, (b) identify the Old Notes to be withdrawn (including the certificate number or numbers of any physically delivered Old Notes and the principal amount of the Old Notes), and (c) be signed in the same manner required by the Letter of Transmittal by which the Old Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company in its sole discretion, whose determination will be final and binding on all parties. The Old Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder promptly after withdrawal. Properly withdrawn Old Notes may be retendered on or prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal.

        Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

        6.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance regarding the procedures for tendering Old Notes or requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

 IMPORTANT TAX INFORMATION

        The following is a summary of the tax certification requirements for prospective United States Holders and Foreign Holders (and together, "Holders," as each such term is defined in the Prospectus). If a Holder satisfied the certification requirements described below for the Old Notes, then no additional certification is required for the New Notes. For a summary of the material United States federal income tax consequences of the acquisition, ownership and disposition of the New Notes (including the requirements that must be met to avoid backup withholding and United States federal income tax withholding), Holders should refer to the "Certain United States Federal Income Tax Considerations" section of the Prospectus.

UNITED STATES HOLDERS: PURPOSE OF SUBSTITUTE IRS FORM W-9

        To prevent backup withholding (currently at a rate of 28%) on any payments received in respect of the New Notes, each prospective United States Holder should provide the Company, through the Exchange Agent, with either: (i) such prospective United States Holder's correct Taxpayer Identification Number ("TIN") by completing the attached Substitute Form W-9, certifying that the TIN provided is correct (or that such prospective United States Holder is awaiting a TIN) and that (A) such prospective United States Holder has not been notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such prospective United States Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. Exempt prospective United States Holders (including among others, all corporations) should indicate their exempt status on the Substitute Form W-9.

        If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report. If the Exchange Agent is not provided with the correct TIN, a prospective United States Holder may be subject to a $50 penalty imposed by the IRS.

FOREIGN HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE
IRS FORM W-8

        To prevent the withholding of United States federal income tax at a 30% rate on interest payments that otherwise would not be subject to withholding tax and backup withholding on any payments received in respect of the New Notes, each prospective Foreign Holder must certify, under penalties of perjury, to the Company, through the Exchange Agent, that such owner is a Foreign Holder and must provide such owner's name, address and United States TIN, if any. A prospective Foreign Holder may give the certification described above on IRS Form W-8BEN, which generally is effective for the remainder of the year of signature plus three full calendar years, unless a change in circumstances makes any information on the form incorrect. Special rules apply to foreign partnerships. In general, the foreign partnership will be required to provide a properly executed IRS Form W-8IMY and attach thereto an appropriate certification from each partner. Finally, if a prospective Foreign Holder is engaged in a United States trade or business, and if interest on an New Note will be effectively connected with the conduct of such trade or business, the Foreign Holder should provide a properly executed IRS Form W-8ECI. The Exchange Agent will provide a prospective Foreign Holder with an IRS Form W-8 upon request.

 PAYER'S NAME: CNH CAPITAL LLC

SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATIONS

Part 1—PLEASE PROVIDE YOUR TIN AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR
Federal Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:

          (1)   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

          (2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

          (3)   I am a U.S. person (including a U.S. resident alien).

Part 3—Awaiting TIN—[        ]

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Name

Address
(Include Zip Code)

Signature
Date

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% (or other rate as in effect from time to time) of all reportable payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature
Date

NON-U.S. HOLDERS: IN LIEU OF COMPLETING THE SUBSTITUTE FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

        In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal (or Agent's Message in lieu thereof), certificates for the Old Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC's Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:
WELLS FARGO BANK, NATIONAL ASSOCIATION Corporate Trust Operations MAC Code: N9303-121 P.O. Box 1517 Minneapolis, MN 55480	WELLS FARGO BANK, NATIONAL ASSOCIATION Corporate Trust Operations MAC Code: N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479

In Person by Hand Only:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Corporate Trust Services
Northstar East Building—12th Floor
608 Second Avenue South
Minneapolis, MN 55402

By Facsimile (for Eligible Institutions only):

(612) 667-6282

For Information or Confirmation by Telephone:

(800) 344-5128

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:		Give NAME and SOCIAL SECURITY NUMBER (SSN) of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner limited liability company	The owner(3)

For this type of account:		Give NAME and EMPLOYER IDENTIFICATION NUMBER (EIN) of:
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member limited liability company	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Section references are to the Internal Revenue Code.

Obtaining a Number.

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding.

        The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt, as is a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

        (1)   A corporation.

        (2)   An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

        (3)   The United States or any of its agencies or instrumentalities.

        (4)   A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

        (5)   A foreign government or any of its political subdivisions, agencies, or instrumentalities.

        (6)   An international organization or any of its agencies or instrumentalities.

        (7)   A foreign central bank of issue.

        (8)   A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

        (9)   A futures commission merchant registered with the Commodity Futures Trading Commission.

        (10) A real estate investment trust.

        (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

        (12) A common trust fund operated by a bank under section 584(a).

        (13) A financial institution.

        (14) A middleman known in the investment community as a nominee or custodian.

        (15) A trust exempt from tax under section 664 or described in section 4947.

        Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

        Privacy Act Notice.—Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

        (1)   Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        (3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

QuickLinks

  EXHIBIT 99.1
BOX 1 TENDER OF OLD NOTES
BOX 3 SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 2 AND 3)
BOX 4 PLEASE SIGN HERE (To be completed by all tendering holders of Old Notes regardless of whether Old Notes are being physically delivered herewith)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
UNITED STATES HOLDERS: PURPOSE OF SUBSTITUTE IRS FORM W-9
FOREIGN HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE IRS FORM W-8
PAYER'S NAME: CNH CAPITAL LLC SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATIONS
CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2